UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  July 1, 2009


Morgan Stanley Managed Futures LV, L.P.
(Exact Name of Registrant as Specified in Charter)



Delaware
(State or Other
Jurisdiction
of Incorporation)
000-53114
(Commission File
Number)

20-8529012
(IRS Employer
Identification
No.)



c/o Demeter Management LLC
522 Fifth Avenue
13th Floor
New York, NY 10036
 (Address of Principal Executive Offices)

(212) 296-1999
(Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?	Written communications pursuant to Rule 425 under the
Securities Act.
?	Soliciting material pursuant to Rule 14a-12 under the
Exchange Act.
?	Pre-commencement communications pursuant to Rule 14d-2b
under the Exchange Act.
?	Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act.




       Item 1.01. 	Entry into a Material Definitive Agreement.

	On July 1, 2009, Demeter Management LLC (the ?General Partner?), the general partner of Morgan Stanley Managed Futures LV, L.P. (the ?Partnership?), along with MSSB Managed Futures Rotella I, LLC (the ?Trading Company?), entered into an Advisory Agreement (the ?Agreement?) with Rotella Capital Management, Inc. (?Rotella?) to add Rotella as a commodity trading advisor to the Partnership. Pursuant to the Agreement, beginning on or about July 1, 2009, Rotella will begin trading assets for the Partnership in accordance with its ?Polaris Program? trading program. The Trading Company will pay Rotella a monthly management fee equal to up to 1/12 of 2% of the net asset value of the Partnership?s assets traded by Rotella, as well as an incentive fee equal to 20% of new trading profits (as defined in the Agreement) generated by Rotella. Any trading losses incurred by Rotella relating to the Partnership?s assets must be recovered before Rotella can earn any additional incentive fees on new trading profits.

            The Agreement has an initial term of one year, which, unless previously terminated, will automatically renew for additional one-year periods until terminated in accordance with the Agreement. The Partnership is entitled to terminate the Agreement at any month-end upon five days? prior written notice to Rotella or at any time upon the occurrence of certain events (as specified in the Agreement). Rotella is also entitled to terminate the Agreement at any time upon ten days? written notice to the Partnership if certain other events occur (as specified in the Agreement).

            Effective July 1, 2009, the approximate reallocation of the assets of the Partnership will be as follows:
Trading Advisor
Trading Program
Allocation
Effective July
1*
Bridgewater
Associates, Inc.
Pure Alpha Futures Only-
C
15.0%
Chesapeake Capital
Corporation
Diversified Trading
Program
12.5%
DKR Fusion Management
L.P.
Quantitative Strategies
Trading Program
15.0%
Kaiser Trading Group
Pty Ltd.
Global Diversified
Trading Program
22.5%
Rotella Capital
Management, Inc.
Polaris Program
15.0%
Transtrend B. V.
Enhanced Risk Profile
(USD) of Diversified
Trend Program
20.0%




       * The General Partner has hired selected trading advisors on behalf of the Partnership (through the Partnership?s allocation of assets to the applicable trading companies). Trading advisors can be added, removed or replaced at any time by the General Partner, without advance notice to and consent of the limited partners. The asset allocation percentages above may change at any time in the future in the sole discretion of the General Partner.







       SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   July 1, 2009
MORGAN STANLEY MANAGED FUTURES LV, L.P.
By:	Demeter Management LLC
	as General Partner
/s/ Walter Davis
Name:  Walter Davis
Title:    President





15